Exhibit 10.11

AMENDMENT AND WAIVER

THIS AMENDMENT AND WAIVER (the “Amendment and Waiver”), dated August 11, 2003, executed by and among Kinetic Concepts, Inc., a Texas corporation (the “Company”), each of the shareholders (the “Shareholders”) of the Company that are parties to that certain Agreement Among Shareholders (as amended by that certain Joinder and Amendment Agreement dated as of June 25, 2003, the “Shareholder Agreement”), dated November 5, 1997, and JPMorgan Chase Bank, a New York banking corporation (“Chase”), in its capacity as administrative agent (together with its successors in such capacity, “Administrative Agent”) to that certain Waiver and Consent (the “Waiver and Consent”), dated December 2002 but effective for all purposes as of September 27, 2002.

WHEREAS, the Company and the Shareholders are subject to the Shareholder Agreement;

WHEREAS, the Company, the Shareholders, Administrative Agent, and Chase and Bank One, NA, in their capacity as lenders (together with their respective successors and assigns, individually a “Lender” and collectively the “Lenders”) and as issuing lenders entered into the Waiver and Consent;

WHEREAS, the Company expects to:  (1) issue an aggregate of $205.0 million principal amount of 7 3/8% senior subordinated notes due 2013 (the “New Notes”), (2) enter into a new senior credit facility, consisting of a $480.0 million term loan facility and a $100.0 million revolving credit facility (the “New Senior Credit Facility”), (3) redeem all of its currently outstanding senior subordinated notes due 2007 on or shortly after the date of issuance of the New Notes for a purchase price of 104.813% of their principal amount plus accrued and unpaid interest to the date of redemption (the “Redemption”), (4) offer up to $270.0 million of convertible preferred stock (the “Preferred Stock”), subject to the rights, preferences, privileges and terms that the Company’s Board of Directors or any committee thereof shall determine, (5) use approximately $590 million to offer to repurchase some of the Company’s outstanding shares of common stock and vested stock options (the “Initial Share Repurchase”), which may take place in one or more tranches between the date of issuance of the New Notes and March 31, 2004, and (6) repurchase additional shares and vested stock options with the net proceeds from (a) an antitrust settlement with Hillenbrand Industries, Inc., on an after-tax basis, that it expects to receive in January 2004, (b) the cash tax benefit to the Company from the Recapitalization in an amount not to exceed $40 million and (c) the exercise of employee stock options (collectively, the “Recapitalization”).

NOW THEREFORE, for valuable consideration hereby acknowledged, the Company, Shareholders and Administrative Agent, hereby agree as follows:

1.               Amendment

a.               Section 1.11 of the Shareholder Agreement is hereby amended and restated to read in its entirety as follows:

1.11                           “RCBA” means Blum Capital Partners, L.P. and /or its Affiliates listed on Schedule 1.11.

b.              Section 3.01 of the Shareholder Agreement is hereby amended and restated to read in its entirety as follows:

3.01                           The Shareholders agree that each shall take such steps as are required to assure that after the Closing Time, and continuing until such time as the Common Stock shall have been the subject of a Public Offering registered under the Securities Act, the Board of Directors of KCI shall have at least eight (8) members, one (1) of whom shall be a person designated by Fremont, one (1) of whom shall be a person designated by Fremont Partners III, L.P., two (2) of whom shall be persons designated by RCBA, one (1) of whom shall be Dr. Leininger (so long as he shall own at least fifteen percent (15%) of the outstanding equity of KCI), one (1) of whom shall be Dennert O. Ware (provided, however, that if Dennert O. Ware for any reason ceases to serve KCI as its chief executive officer, then the successor chief executive officer shall be elected to serve as director in Mr. Ware’s place), and two (2) or more of whom shall be independent outside directors, who shall not be affiliated with Fremont or RCBA and who shall be designated by the unanimous vote of the Nominating Committee of the Board of Directors of KCI, which shall comprise Dr. Leininger, one (1) director designated by Fremont, and one (1) director designated by RCBA.

c.               Section 3.03 of the Shareholder Agreement is hereby amended and restated to read in its entirety as follows:

3.03                           After the Closing Time, and until such time as the Common Stock shall have been the subject of a Public Offering registered under the Securities Act, each of Fremont, Fremont Partners III, L.P. and RCBA shall have the following rights with respect to KCI:  (i) the right to inspect the books and records of KCI; and (ii) the right to inspect the properties and operations of KCI.  The rights provided to Fremont, Fremont Partners III, L.P. and RCBA in Section 3.01 above and in this Section 3.03 are intended to enable Fremont, Fremont Partners III, L.P. and RCBA to be operated as a “venture capital operating company” within the meaning of the regulations of the Department of Labor set forth in 29 CFR Section 2510.3-101(d), and Section 3.01 above and this Section 3.03 shall be interpreted accordingly.

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d.              A new Section 7.11 shall be added to the Shareholder Agreement as follows:

7.11                           Securities Convertible or Exchangeable into Common Stock.  The rights, obligations and restrictions set forth in Sections 2, 4 and 5 of the Shareholder Agreement, which prior to the date of this Amendment applied to the Common Stock as that term is used in this Shareholder Agreement, shall also apply in all respects to securities convertible or exchangeable into Common Stock.

e.               Section 5.02(b) of the Shareholder Agreement is hereby amended and restated to read in its entirety as follows:

(b)                                 If a Piggyback Registration is an underwritten primary registration on behalf of KCI and the managing underwriters advise KCI in writing that, in their opinion, the number of total securities to be registered in such offering exceeds the number that can be sold in an orderly manner within a price range acceptable to KCI, then the number of securities that the managing underwriter believes may be sold in such offering shall be allocated first to the shares being offered by KCI for inclusion in the registration statement, then to the shares of the Shareholders and the shareholders that are then a party to the Investors’ Rights Agreement (the “Investors’ Rights Agreement”), dated August 11, 2003, including any amendments thereto, by and among KCI, the Investors and the Sponsors (as those terms are defined in the Investors’ Rights Agreement) submitted for registration, pro rata among the Shareholders and such shareholders in accordance with the number of shares they then hold that are entitled to registration rights.

f.                 Section 5.02(c) of the Shareholder Agreement is hereby amended and restated to read in its entirety as follows:

(c)                                  If a Piggyback Registration is an underwritten secondary registration on behalf of the shareholders of KCI’s securities and the managing underwriters advise KCI in writing that, in their opinion, the number of total securities to be registered in such offering exceeds the number that can be sold in an orderly manner within a price range acceptable to the shareholders initially requesting such registration, then the number of securities that the managing underwriter believes may be sold in such offering shall be allocated among the Shareholders and the shareholders that are then party to the Investors’ Rights Agreement who are requesting shares to be included in such registration statement pro rata in accordance with the number of shares they then hold that are entitled to registration rights.

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g.                                      Schedule 1.05 is hereby amended and restated to read in its entirety as set forth on Exhibit A hereto.

h.                                      Schedule 1.06 is hereby amended and restated to read in its entirety as set forth on Exhibit B hereto.

2.               Waiver and Consent

The Shareholders hereby (1) waive any and all rights and benefits under the Shareholder Agreement that may otherwise arise or accrue to the Shareholders in connection with the Recapitalization or any part thereof, and (2) consent to the Recapitalization in its entirety and each part thereof.

The Shareholders acknowledge and agree that: (1) this Amendment and Waiver shall apply in full force and effect to the Recapitalization or any part thereof notwithstanding any amendment or modification of any of the terms thereof as may be determined by the Board of Directors of the Company, any committee thereof or any authorized officer of the Company; and (2) nothing herein shall be a guarantee that the Recapitalization or any part thereof shall be consummated on the terms and subject to the conditions presently contemplated, if at all, and the Company, acting through its Board of Directors or any committee thereof or any authorized officer of the Company, reserves the right to determine not to consummate the Recapitalization or any part thereof in its or their discretion, subject to applicable law.

3.               Recapitalization

The Company and the Shareholders agree to treat (a) the redemption of Common Stock by the Company and the acquisition of Preferred Stock by the Shareholders in connection with the Recapitalization  (to the extent that the Shareholder and not any affiliate acquires Preferred Stock) as a recapitalization under section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the “Code”) for United States federal income tax purposes (and where applicable state and local tax purposes) and (b) the receipt of cash pursuant to the redemption as a dividend for purposes of section 356(a)(2) of the Code and as not constituting an exchange for purposes of section 302(b) of the Code.

4.               General

Notwithstanding the foregoing, except as expressly set forth herein, the Shareholder Agreement shall remain in full force and effect without amendment or modification thereof.

This Amendment and Waiver may be executed in one or more counterparts, each of which may be either an original or a facsimile and all of which together shall be one and the same instrument.

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The titles of the Sections of this Agreement are for convenience only and shall not be interpreted to limit or amplify the provisions of this Agreement.

Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, this Amendment and Waiver has been duly executed by the parties as of the day and year first above written.

FREMONT PARTNERS, L.P.

By:	FP Advisors, L.L.C.
Its:	General Partner

	By:	Fremont Group, L.L.C.
	Its:	Managing Member

		By:	Fremont Investors, Inc.
		Its:	Manager

By:
Name:
Title:

BLUM CAPITAL PARTNERS, L.P.

By:	Richard C. Blum & Associates, Inc.
Its:	General Partner

By:
Name:
Title:

James R. Leininger, M.D.

KINETIC CONCEPTS, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND WAIVER]

BLUM STRATEGIC PARTNERS II, L.P.

By:	Blum Strategic GP II, L.L.C.
Its:	General Partner

By:
Name:
Title:

BLUM STRATEGIC PARTNERS II GmbH & Co. KG

By:	Blum Strategic GP II, L.L.C.
Its:	Managing Limited Partner

By:
Name:
Title:

STINSON CAPITAL PARTNERS II, L.P.

By:	Blum Capital Partners, L.P.
Its:	General Partner

By:
Name:
Title:

RCBA-KCI CAPITAL PARTNERS, L.P.

By:	Blum Capital Partners, L.P.
Its:	General Partner

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND WAIVER]

FREMONT PARTNERS SIDE-BY-SIDE, L.P.

By:	Fremont Group, L.L.C.
Its:	General Partner

	By:	Fremont Investors, Inc.
	Its:	Manager

By:
Name:
Title:

FREMONT-KCI CO-INVESTMENT COMPANY, L.L.C.

By:	FP Advisors, L.L.C.
Its:	Member-Manager

	By:	Fremont Group, L.L.C.
	Its:	Managing Member

		By:	Fremont Investors, Inc.
		Its:	Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND WAIVER]

FREMONT ACQUISITION COMPANY II, L.L.C.

By:	Fremont Partners, L.P.
Its:	Member

	By:	FP Advisors, L.L.C.
	Its:	General Partner

		By:	Fremont Group, L.L.C.
		Its:	Managing Member

			By:	Fremont Investors, Inc.
			Its:	Manager

By:
Name:
Title:

FREMONT ACQUISITION COMPANY IIA, L.L.C.

By:	FP Advisors, L.L.C.
Its:	Non-Member Manager

	By:	Fremont Group, L.L.C.
	Its:	Managing Member

		By:	Fremont Investors, Inc.
		Its:	Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND WAIVER]

FREMONT OFFSHORE PARTNERS, L.P.

By:	FP Advisors, L.L.C.
Its:	General Partner

	By:	Fremont Group, L.L.C.
	Its:	Managing Member

		By:	Fremont Investors, Inc.
		Its:	Manager

By:
Name:
Title:

FREMONT PARTNERS III, L.P.

By:	FP Advisors III, L.L.C.
Its:	General Partner

	By:	Fremont Group, L.L.C.
	Its:	Managing Member

		By:	Fremont Investors, Inc.
		Its:	Manager

By:
Name:
Title:

FREMONT-KCI CO-INVESTMENT COMPANY II, L.L.C.

By:	FP Advisors, L.L.C.
Its:	Member-Manager

	By:	Fremont Group, L.L.C.
	Its:	Managing Member

		By:	Fremont Investors, Inc.
		Its:	Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND WAIVER]

FREMONT PARTNERS III SIDE-BY-SIDE, L.P.

By:	Fremont Group, L.L.C.
Its:	General Partner

	By:	Fremont Investors, Inc.
	Its:	Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND WAIVER]

JPMORGAN CHASE BANK,
a New York banking corporation

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND WAIVER]

EXHIBIT A

Schedule 1.05

List of Affiliates of Fremont Partners, L.P.:

FP Advisors, L.L.C.

Fremont Group, L.L.C.

Fremont Investors, Inc.

Sequoia Ventures Inc.

Fremont Partners, L.L.C.

Fremont Acquisition Company II, L.L.C.

Fremont Acquisition Company IIA, L.L.C.

Fremont Offshore Partners, L.P.

Fremont Partners Side-by-Side, L.P.

Fremont-KCI Co-Investment Company, L.L.C.

Fremont Purchaser II, Inc.

Fremont-KCI Co-Investment Company II, LLC

FP Advisors III, LLC

Fremont Partners III, LLC

Fremont Partners III, L.P.

Fremont Partners III Side-by-Side, L.P.

EXHIBIT B

Schedule 1.06

Members of the Fremont/KCI Group:

Fremont Acquisition Company II, L.L.C.

Fremont Acquisition Company IIA, L.L.C.

Fremont Offshore Partners, L.P.

Fremont Partners Side-by-Side, L.P.

Fremont-KCI Co-Investment Company, L.L.C.

Fremont Purchaser II, Inc.

Fremont Partners, L.P.

Fremont Partners III, L.P.

Fremont Partners III Side-by-Side, L.P.

Fremont-KCI Co-Investment Company II, LLC